Debt Obligations Debt Allocation (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Long-term Debt, by Type Alternative [Abstract]
Fixed-rate debt	$ 1,598,681	$ 1,727,186	$ 2,122,021
Variable-rate debt	692,500	580,500	250,500
Total	2,291,181	2,307,686	2,372,521
Unsecured debt	1,622,500	1,622,500	1,652,500
Secured debt	$ 668,681	$ 685,186	$ 720,021
Weighted average interest rate	3.00%	3.10%	3.40%